EXHIBIT 99.7

Oct-2002	1998-A	Page 1

MONTHLY STATEMENT TO CERTIFICATEHOLDERS
SERIES 1998-A
CC MASTER CREDIT CARD TRUST II
(Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:	$2,572,789,040.65
Beginning of the Month Finance Charge Receivables:	$132,222,969.32
Beginning of the Month Discounted Receivables:	$0.00
Beginning of the Month Total Receivables:	$2,705,012,009.97

Removed Principal Receivables:	$0.00
Removed Finance Charge Receivables:	$0.00
Removed Total Receivables:	$0.00

Additional Principal Receivables:	$0.00
Additional Finance Charge Receivables:	$0.00
Additional Total Receivables:	$0.00

Discounted Receivables Generated this Period:	$0.00

End of the Month Principal Receivables:	$2,565,112,351.55
End of the Month Finance Charge Receivables:	$127,843,753.06
End of the Month Discounted Receivables:	$0.00
End of the Month Total Receivables:	$2,692,956,104.61

Special Funding Account Balance	$0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)	$1,026,700,000.00
End of the Month Transferor Amount	$1,538,412,351.55
End of the Month Transferor Percentage	59.97%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:

30-59 Days Delinquent	$63,159,768.60
60-89 Days Delinquent	$44,795,417.96
90+ Days Delinquent	$80,991,486.29

Total 30+ Days Delinquent	$188,946,672.85
Delinquent Percentage	7.02%

Defaulted Accounts During the Month	$16,003,038.40
Annualized Default Percentage	7.46%

Oct-2002	1998-A	Page 2

Principal Collections	$301,647,283.07
Principal Payment Rate	11.72%

Total Payment Rate	12.61%

INVESTED AMOUNTS

Class A Initial Invested Amount	$370,500,000.00
Class B Initial Invested Amount	$57,000,000.00
Class C Initial Invested Amount	$47,500,000.00

INITIAL INVESTED AMOUNT	$475,000,000.00

Class A Invested Amount	$468,000,000.00
Class B Invested Amount	$72,000,000.00
Class C Invested Amount	$60,000,000.00

INVESTED AMOUNT	$600,000,000.00

Class A Adjusted Invested Amount	$351,000,000.00
Class B Adjusted Invested Amount	$72,000,000.00
Class C Adjusted Invested Amount	$60,000,000.00

ADJUSTED INVESTED AMOUNT	$483,000,000.00

PREFUNDED AMOUNT	$0.00

FLOATING ALLOCATION PERCENTAGE	23.32%

PRINCIPAL ALLOCATION PERCENTAGE	23.32%

Class A Principal Allocation Percentage	78.00%
Class B Principal Allocation Percentage	12.00%
Class C Principal Allocation Percentage	10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1998-A	$70,347,147.44

COLLECTIONS OF FINANCE CHARGE RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1998-A	$9,223,816.37

MONTHLY SERVICING FEE	$676,875.00

INVESTOR DEFAULT AMOUNT	$3,732,067.75

Oct-2002	1998-A	Page 3

CLASS A AVAILABLE FUNDS

CLASS A FLOATING ALLOCATION PERCENTAGE	78.00%

Class A Finance Charge Collections	$7,801,215.34
Other Amounts	$0.00

TOTAL CLASS A AVAILABLE FUNDS	$7,801,215.34

Class A Monthly Interest	$786,857.50
Class A Servicing Fee	$511,875.00
Class A Investor Default Amount	$2,911,012.85

TOTAL CLASS A EXCESS SPREAD	$3,591,469.99

CLASS A REQUIRED AMOUNT	$0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE	12.00%

Class B Finance Charge Collections	$1,185,055.12
Other Amounts	$0.00

TOTAL CLASS B AVAILABLE FUNDS	$1,185,055.12

Class B Monthly Interest	$136,555.00
Class B Servicing Fee	$90,000.00

TOTAL CLASS B EXCESS SPREAD	$958,500.12
CLASS B INVESTOR DEFAULT AMOUNT	$447,848.13
CLASS B REQUIRED AMOUNT	$447,848.13

CLASS C FLOATING ALLOCATION PERCENTAGE	10.00%

CLASS C MONTHLY SERVICING FEE	$75,000.00

Oct-2002	1998-A	Page 4

EXCESS SPREAD

TOTAL EXCESS SPREAD	$5,462,516.02

Excess Spread Applied to Class A Required Amount	$0.00

Excess Spread Applied to Class A Investor Charge Offs	$0.00

Excess Spread Applied to Class B Required Amount	$447,848.13

Excess Spread Applied to Reductions of Class B Invested Amount	$0.00

Excess Spread Applied to Class C Required Amount	$518,002.60

Excess Spread Applied to Reductions of Class C Invested Amount	$0.00

Excess Spread Applied to Monthly Cash Collateral Fee	$112,812.50

Excess Spread Applied to Cash Collateral Account	$0.00

Excess Spread Applied to Spread Account	$0.00

Excess Spread Applied to Reserve Account	$38,893.97

Excess Spread Applied to other amounts owed to Cash Collateral Depositor	$0.00

Excess Spread Applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I	$4,344,958.82

Oct-2002	1998-A	Page 5

EXCESS FINANCE CHARGE COLLECTIONS—GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN GROUP I	$8,672,586.58

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1998-A	$0.00

Excess Finance Charge Collections applied to Class A Required Amount	$0.00

Excess Finance Charge Collections applied to Class A Investor Charge Offs	$0.00

Excess Finance Charge Collections applied to Class B Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class B Invested Amount	$0.00

Excess Finance Charge Collections applied to Class C Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class C Invested Amount	$0.00

Excess Finance Charge Collections applied to Monthly Cash Collateral Fee	$0.00

Excess Finance Charge Collections applied to other amounts owed Cash Collateral Depositor	$0.00

Excess Finance Charge Collections applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

YIELD AND BASE RATE

Base Rate (Current Month)	4.07%
Base Rate (Prior Month)	4.09%
Base Rate (Two Months Ago)	4.05%

THREE MONTH AVERAGE BASE RATE	4.07%

Portfolio Yield (Current Month)	12.48%
Portfolio Yield (Prior Month)	11.52%
Portfolio Yield (Two Months Ago)	11.93%

THREE MONTH AVERAGE PORTFOLIO YIELD	11.98%

Oct-2002	1998-A	Page 6

PRINCIPAL COLLECTIONS

TOTAL PRINCIPAL COLLECTIONS	$70,347,147.44

INVESTOR DEFAULT AMOUNT	$3,732,067.75

REALLOCATED PRINCIPAL COLLECTIONS

Allocable to Class C Interests	$0.00

Allocable to Class B Certificates	$0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES	0.00

CLASS A SCHEDULED ACCUMULATION —
Controlled Accumulation Amount	$58,500,000.00
Deficit Controlled Accumulation Amount	$0.00

CONTROLLED DEPOSIT AMOUNT	$58,500,000.00

CLASS B SCHEDULED ACCUMULATION —
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING	$15,579,215.19

INVESTOR CHARGE OFFS

CLASS A INVESTOR CHARGE OFFS	$0.00
CLASS B INVESTOR CHARGE OFFS	$0.00
CLASS C INVESTOR CHARGE OFFS	$0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED	$0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED	$0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED	$0.00

CASH COLLATERAL ACCOUNT
Required Cash Collateral Amount	$14,490,000.00
Available Cash Collateral Amount	$16,245,000.00

TOTAL DRAW AMOUNT	$0.00
CASH COLLATERAL ACCOUNT SURPLUS	$1,755,000.00

Bank One, Delaware, National Association (Formerly First USA Bank, National Association) as Servicer

By:	/s/ Michael J. Grubb
Michael J. Grubb First Vice President

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